SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 29, 2018
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
PRINCIPLES OF CONSOLIDATION

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include our accounts and those of our wholly-owned and majority-owned subsidiaries and partnerships. In addition, we consolidate any entity which we own 50% or more and exercise control. Intercompany transactions and balances have been eliminated.

NONCONTROLLING INTEREST IN SUBSIDIAIRIES

NONCONTROLLING INTEREST IN SUBSIDIARIES

Noncontrolling interest in results of operations of consolidated subsidiaries represents the noncontrolling shareholders’ share of the income or loss of various consolidated subsidiaries. The noncontrolling interest reflects the original investment by these noncontrolling shareholders combined with their proportional share of the earnings or losses of these subsidiaries, net of distributions paid.

FISCAL YEAR

FISCAL YEAR

Our fiscal year is a 52 or 53 week period, ending on the last Saturday of December. Unless otherwise stated, references to 2018, 2017, and 2016 relate to the fiscal years ended December 29, 2018, December 30, 2017, and December 31, 2016, respectively. Fiscal year 2016 was comprised of 53 weeks, which contributed an additional $60 million in sales in 2016 compared to fiscal years 2018 and 2017, which were comprised of 52 weeks.

FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

We follow ASC Topic 820, Fair Value Measurements and Disclosures, which provides a consistent definition of fair value, focuses on exit price, prioritizes the use of market-based inputs over entity-specific inputs for measuring fair value and establishes a three-tier hierarchy for fair value measurements. This topic requires fair value measurements to be classified and disclosed in one of the following three categories:

•	Level 1 — Financial instruments with unadjusted, quoted prices listed on active market exchanges.
•

Level 2 — Financial instruments lacking unadjusted, quoted prices from active market exchanges, including over-the-counter traded financial instruments. Financial instrument values are determined using prices for recently traded financial instruments with similar underlying terms and direct or indirect observational inputs, such as interest rates and yield curves at commonly quoted intervals.

•

Level 3 — Financial instruments not actively traded on a market exchange and there is little, if any, market activity. Values are determined using significant unobservable inputs or valuation techniques.

CASH AND CASH EQUIVALENTS

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of cash and highly-liquid investments purchased with an original maturity of three months or less.

In November 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) No. 2016-18, “Statement of Cash Flows (Topic 230)” (ASU 2016-18). Under ASU 2016-18, an entity will be required to explain changes in the statement of cash flows during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents.  Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  The amendments in this update should be applied using retrospective transition method to each period presented.  Companies are required to adopt the new standard for fiscal years beginning after December 15, 2017. Early adoption of ASU 2016-18 is permitted, including adoption in an interim period. The Company has early adopted this standard during the first quarter of 2017.

INVESTMENTS

INVESTMENTS

Investments are deemed to be "available for sale" and are, accordingly, carried at fair value being the quoted market value.

In January 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities, which amends ASC 825-10, Financial Instruments – Overall, this ASU changes the treatment for available-for-sale equity investments by recognizing unrealized fair value changes directly in net income and no longer in other comprehensive income. For public entities, the amendment is effective for fiscal years beginning after December 15, 2017.  The ASU was adopted during fiscal 2018 with a cumulative-effect adjustment to retained earnings of $0.9 million at the beginning of 2018. The available-for-sale equity securities balance at December 29, 2018 is $10.7 million, which resulted in an unrealized loss recorded as a non-operating expense of $1.9 million.

ACCOUNTS RECEIVABLE AND ALLOWANCES

ACCOUNTS RECEIVABLE AND ALLOWANCES

We perform periodic credit evaluations of our customers and generally do not require collateral. Accounts receivable are due under a range of terms we offer to our customers. Discounts are offered, in most instances, as an incentive for early payment.

We base our allowances related to receivables on historical credit and collections experience, and the specific identification of other potential problems, including the general economic climate. Actual collections can differ, requiring adjustments to the allowances. Individual accounts receivable balances are evaluated on a monthly basis, and those balances considered uncollectible are charged to the allowance.

The following table presents the activity in our accounts receivable allowances (in thousands):

		Additions
		Charged to
	Beginning	Costs and		Ending
	Balance	Expenses	Deductions*	Balance
Year Ended December 29,2018:
Allowance for possible losses on accounts receivable	$2,424	$38,963	$(38,786)	$2,601
Year Ended December 30, 2017:
Allowance for possible losses on accounts receivable	$2,845	$28,102	$(28,523)	$2,424
Year Ended December 31, 2016:
Allowance for possible losses on accounts receivable	$2,672	$28,405	$(28,232)	$2,845

*Includes accounts charged off, discounts given to customers and actual customer returns and allowances.

We record estimated sales returns, discounts, and other applicable adjustments as a reduction of net sales in the same period revenue is recognized.

Accounts receivable retainage amounts related to long term construction contracts totaled $5.5 million and $4.8 million as of December 29, 2018 and December 30, 2017, respectively. All amounts are expected to be collected within 18 months. Concentration of accounts receivable related to our largest customer totaled $44.5 million and $55.9 million as of December 29, 2018 and December 30, 2017, respectively.

INVENTORIES

INVENTORIES

Inventories are stated at the lower of cost or market. The cost of inventories includes raw materials, direct labor, and manufacturing overhead. Cost is determined on a weighted average basis. Raw materials consist primarily of unfinished wood products expected to be manufactured or treated prior to sale, while finished goods represent various manufactured and treated wood products ready for sale. We have inventory on consignment at customer locations valued at $16.8 million as of December 29, 2018 and $14.8 million as of December 30, 2017.

PROPERTY, PLANT, AND EQUIPMENT

PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are stated at cost. Expenditures for renewals and betterments are capitalized, and maintenance and repairs are expensed as incurred. Amortization of assets held under capital leases is included in depreciation and amortized over the shorter of the estimated useful life of the asset or the lease term. Depreciation is computed principally by the straight-line method over the estimated useful lives of the assets as follows:

Land improvements	5 to 15 years
Buildings and improvements	10 to 32 years
Machinery, equipment and office furniture	2 to 8 years

LONG-LIVED ASSETS

LONG-LIVED ASSETS

In accordance with ASC 360, Property, Plant, and Equipment (“ASC 360”), when an indicator of potential impairment exists, we evaluate the recoverability of our long-lived assets by determining whether unamortized balances could be recovered through undiscounted future operating cash flows over the remaining lives of the assets. If the sum of the expected future cash flows was less than the carrying value of the assets, an impairment loss would be recognized for the excess of the carrying value over the fair value.

LEASES

LEASES

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) No. 2016‑02, “Leases (Topic 842)” (ASU 2016‑02). Under ASU 2016‑02, an entity will be required to recognize assets and liabilities for the rights and obligations created by leases on the entity’s balance sheet for both finance and operating leases. For leases with a term of 12 months or less, an entity can elect to not recognize lease assets and lease liabilities and expense the lease over a straight-line basis for the term of the lease. ASU 2016‑02 will require new disclosures that depict the amount, timing, and uncertainty of cash flows pertaining to an entity’s leases. Companies are required to adopt the new standard for annual and interim periods beginning after December 15, 2018. Early adoption of ASU 2016‑02 is permitted. The FASB has decided to amend certain aspects of its new leasing standard in an attempt to provide a relief from implementation costs.  Specifically, entities may elect not to restate their comparative periods in the period of adoption when transitioning to the new standard.  The Company will elect practical expedients permitted under the transition guidance within the new standard, which among other things, allows the carryforward of historical lease classification, lease and related non-lease components accounted as a single component, and hindsight practical expedient to determine the reasonably certain lease term for existing leases. As required by the standard, the Company expects to make additional disclosures related to the nature and type of leases, practical expedients applied, and adoption method in the first quarter of 2019 fiscal year.  The Company expects $60-80 million impact on our consolidated balance sheets and no material impact on our consolidated income statement.

GOODWILL

GOODWILL

Goodwill represents the excess of the purchase price over the fair value of net tangible and identifiable intangible assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized, but are subject to impairment tests at least annually in accordance with ASC 350, Intangibles-Goodwill and Other. We review the carrying amounts of goodwill and other non-amortizable intangibles by reporting unit to determine if such assets may be impaired. As the carrying amount of these assets are recoverable based upon a discounted cash flow and market approach analysis, no impairment was recognized.

Our annual testing date for evaluating goodwill and indefinite-lived intangible asset impairment is the first day of the Company’s fourth fiscal quarter for all reporting units. Additionally, the Company reviews various triggering events throughout the year to ensure that a mid-year impairment analysis is not required.

FOREIGN CURRENCY

FOREIGN CURRENCY

Our foreign operations use the local currency as their functional currency. Accordingly, assets and liabilities are translated at exchange rates as of the balance sheet date and revenues and expenses are translated using weighted average rates, with translation adjustments included as a separate component of shareholders’ equity. Gains and losses arising from re-measuring foreign currency transactions are included in earnings.

INSURANCE RESERVES

INSURANCE RESERVES

Our wholly-owned insurance company, Ardellis Insurance Ltd.(“Ardellis”), was incorporated on April 21, 2001 under the laws of Bermuda and is licensed as a Class 3A insurer under the Insurance Act 1978 of Bermuda.  On April 14, 2017 the U.S. Branch of Ardellis Insurance Ltd. was granted its Certificate of Authority to transact property and casualty insurance lines as an admitted carrier in the State of Michigan.

We are primarily self-insured for certain employee health benefits, and have self-funded retentions for general liability, automobile liability, property and workers’ compensation. We are fully self-insured for environmental liabilities. The general liability, automobile liability, property, workers’ compensation, and certain environmental liabilities are managed through Ardellis; the related assets and liabilities of which are included in the consolidated financial statements as of December 29, 2018 and December 30, 2017. Our policy is to accrue amounts equal to actuarially determined or internally computed liabilities. The actuarial and internal valuations are based on historical information along with certain assumptions about future events. Changes in assumptions for such matters as legal actions, medical cost trends, and changes in claims experience could cause these estimates to change in the future.

In addition to providing coverage for the Company, Ardellis provides Excess Loss Insurance (primarily medical and prescription drug) to certain third parties. As of December 29, 2018, Ardellis had 39 such contracts in place. Reserves associated with these contracts were $4.9 million at December 29, 2018 and $3.4 million at December 30, 2017, and are accrued based on third party actuarial valuations of the expected future liabilities.

INCOME TAXES

INCOME TAXES

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future. Such deferred income tax asset and liability computations are based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred income tax assets to the amounts expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred income tax assets and liabilities.

REVENUE RECOGNITION

REVENUE RECOGNITION

On May 28, 2014, the FASB issued ASU No. 2014-09 (Accounting Standard Codification 606), Revenue from Contracts with Customers.  Topic 606 supersedes the revenue recognition requirements in Accounting Standards Codification Topic 605, Revenue Recognition, and requires the recognition of revenue when promised goods or services are transferred to customers in an amount that reflects the considerations to which the entity expects to be entitled to in exchange for those goods or services.  The ASU requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments. The Company has adopted the requirements of the new standard as of January 1, 2018, and utilized the modified retrospective method of transition which was applied to all contracts.

The Company completed the new revenue recognition standard assessment and determined that there was no material impact to our consolidated financial statements, aside from additional required disclosures, thus no needed adjustment to the opening retained earnings for the annual reporting period.

Within the three markets (retail, industrial, and construction) that the Company operates, there are a variety of written and oral contracts that are utilized to generate revenue from the sale of wood, wood composite and other products.  The transaction price is stated at the purchase order level, which includes shipping and/or freight costs and any applicable governmental authority taxes.  The majority of our contracts have a single performance obligation concentrated around the delivery of goods to the carrier, Free On Board (FOB) shipping point.  Therefore, revenue is recognized when this performance obligation is satisfied.  Generally, title and control passes at the time of shipment. In certain circumstances, the customer takes title when the shipment arrives at the destination. However, our shipping process is typically completed the same day.

Certain customer products that we provide require installation by the Company or a 3rd party.  Installation revenue is recognized upon completion, which is typically 2-3 days after receipt.  If it is determined to utilize a 3rd party for installation, the party will act as an agent to the Company until completion of the installation.  Installation revenue represents an immaterial share of the Company’s total sales.

The Company utilizes rebates, credits, discounts and/or cash-based incentives with certain customers which are accounted for as variable consideration. We estimate these amounts based on historical and anticipated customer sales and reduce recognized revenues accordingly. We believe that there will not be significant changes to our estimates of variable consideration.  Our estimates of variable consideration are considered not constrained as the likelihood and magnitude of a significant reversal are not probable.  The allocation of these costs are applied at the invoice level and recognized in conjunction with revenue.  Additionally, the volume returns and refunds are estimated on a historical and expected basis which is a reduction of revenue recognized.

Earnings on construction contracts are reflected in operations using over time accounting, under either cost to cost or units of delivery methods, depending on the nature of the business at individual operations, which is in accordance with ASC 606 as revenue is recognized when certain performance obligations are performed. Under over time accounting using the cost to cost method, revenues and related earnings on construction contracts are measured by the relationships of actual costs incurred related to the total estimated costs. Under over time accounting using the units of delivery method, revenues and related earnings on construction contracts are measured by the relationships of actual units produced related to the total number of units. Revisions in earnings estimates on the construction contracts are recorded in the accounting period in which the basis for such revisions becomes known. Projected losses on individual contracts are charged to operations in their entirety when such losses become apparent.

Our construction contracts are generally entered into with a fixed price and completion of the projects and performance obligations can range from 6 to 18 months in duration.    Therefore, our operating results are impacted by, among many other things, labor rates and commodity costs.  Invoices are issued routinely throughout the projects’ life and payments are primarily due 45-60 days after invoice date.  During the year, we update our estimated costs to complete our projects using current labor and commodity costs and recognize losses to the extent that they exist.

The following table presents our gross revenues disaggregated by revenue source:

(in thousands)	December 29,	December 30,
Market Classification	2018	2017	% Change
FOB Shipping Point Revenue	$4,440,098	$3,867,781	14.8%
Construction Contract Revenue	125,651	138,422	-9.2%
Total Gross Sales	4,565,749	4,006,203	14.0%
Sales Allowances	(76,569)	(65,021)	17.8%
Total Net Sales	$4,489,180	$3,941,182	13.9%

In 2018, $77.8 million and $47.8 million of our construction contract revenue was attributable to our North and West segments, respectively.  Construction contract revenue is primarily made up of site-built and framing customers.

The following table presents the balances of percentage-of-completion accounts on December 29, 2018 and December 30, 2017 which are included in other current assets and other accrued liabilities, respectively (in thousands):

	December 29,	December 30,
	2018	2017
Cost and Earnings in Excess of Billings	$6,945	$5,005
Billings in Excess of Cost and Earnings	3,245	4,435

SHIPPING AND HANDLING OF PRODUCT

Shipping and handling costs that are charged to and reimbursed by the customer are recognized as revenue. Costs incurred related to the shipment and handling of products are classified in cost of goods sold.

EARNINGS PER SHARE

EARNINGS PER SHARE

The computation of earnings per share (“EPS”) is as follows (in thousands), which incorporate the retroactive effect of the Company’s 3 for 1 stock split:

	December 29,	December 30,	December 31,
	2018	2017	2016
Numerator:
Net earnings attributable to controlling interest	$148,598	$119,512	$101,179
Adjustment for earnings allocated to non-vested restricted common stock	(3,396)	(2,225)	(1,595)
Net earnings for calculating EPS	$145,202	$117,287	$99,584
Denominator:
Weighted average shares outstanding	61,762	61,416	61,089
Adjustment for non-vested restricted common stock	(1,411)	(1,143)	(963)
Shares for calculating basic EPS	60,351	60,273	60,126
Effect of dilutive restricted common stock	82	90	99
Shares for calculating diluted EPS	60,433	60,363	60,225
Net earnings per share:
Basic	$2.41	$1.95	$1.66
Diluted	$2.40	$1.94	$1.65

No options were excluded from the computation of diluted EPS for 2018, 2017, or 2016.

USE OF ACCOUNTING ESTIMATES

USE OF ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. We believe our estimates to be reasonable; however, actual results could differ from these estimates.

SEGMENT REPORTING

ASC 280, Segment Reporting (“ASC 280”), defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

The Company operates manufacturing, treating and distribution facilities throughout North America, Europe, Asia and Australia, but primarily in the United States. The Company manages the operations of its individual locations primarily through a geographic reporting structure under which each location is included in a region and regions are included in our North, South, West, and International divisions. The exceptions to this geographic reporting and management structure are (a) the Company’s Alternative Materials Division, which offers a portfolio of non-wood products and distributes those products nation-wide and is accounted for as a reporting unit within the All Other segment, (b) the Company’s distribution unit (referred to as UFPD) which distributes a variety of products to the manufactured housing industry and is accounted for as a reporting unit within the North segment, and (c) idX division, which designs, manufactures, and installs customized interior fixtures and is accounted for within the All Other segment.

With respect to the facilities in the north, south, and west segments, these facilities generally supply the three markets the Company serves nationally - Retail, Industrial, and Construction. Also, substantially all of our facilities support customers in the immediate geographical region surrounding the facility.